Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Information
3.	Supplemental Cash Flow Information

Non-cash investing activities include $5.4 million, $1.6 million and $22 thousand related to mergers and exchanges completed with equity securities and modifications of certain mortgage loans and fixed income securities in 2016, 2015 and 2014, respectively, and a $4.7 million obligation to fund a limited partnership investment in 2015.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $61.0 million, $99.7 million and $101.1 million as of December 31, 2016, 2015 and 2014, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2016	2015	2014
Net change in proceeds managed
Net change in short-term investments	$38,737	$1,427	$(38,485)

Operating cash flow provided (used)	$38,737	$1,427	$(38,485)

Net change in liabilities
Liabilities for collateral, beginning of year	$(99,668)	$(101,095)	$(62,610)
Liabilities for collateral, end of year	(60,931)	(99,668)	(101,095)

Operating cash flow (used) provided	$(38,737)	$(1,427)	$38,485